SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)       JULY 18, 2005
                                                  --------------------------


                       ANCHOR GLASS CONTAINER CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

               0-23359                               59-3417812
   --------------------------------     ------------------------------------
       (Commission File Number)         (I.R.S. Employer Identification No.)


     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 884-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

     On July 18, 2005, Anchor Glass Container Corporation issued a press release, attached hereto as Exhibit 99.1, related to its current liquidity situation and other matters, which is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits.

     The following exhibit is filed herewith:

     99.1   Press Release issued on July 18, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ANCHOR GLASS CONTAINER CORPORATION

                                      /s/ Mark S. Burgess
                                     ------------------------------------
                                     Name:  Mark S. Burgess
                                     Title: Executive Vice President of Finance
                                            and Chief Financial Officer
                                            (Duly Authorized Officer)


Date: July 19, 2005